FIRST AMENDMENT TO REAL ESTATE SALE AGREEMENT

     THIS FIRST AMENDMENT TO REAL ESTATE SALE AGREEMENT ("Agreement") is made and entered into as of the 27th day of March, 2002 by and between Shasta Outlet Center Limited Partnership, a Delware limited partnership doing business in the State of California as Anderson Outlet Center Limited Partnership (the "Anderson Seller"), The Prime Outlets at Calhoun Limited Partnership, a Delaware limited partnership, (the "Calhoun Seller"), Carolina Factory Shops Limited Partnership, a Delaware limited partnership (the "Gaffney Seller"), Latham Factory Stores Limited Partnership, a Delaware limited partnership (the "Latham Seller"), The Prime Outlets at Lee Limited Partnership, and Prime Lee Development Limited Partnershikp, both Delaware limited partnerships, (together, the "Lee Seller") and Buckeye Factory Shops Limited Partgnership, a Delaware limited partnership, ("Lodi Seller") (the Anderson Seller, the Calhoun Seller, the Gaffney Seller, the Latham Seller, the Lee Seller and the Lodi Seller are collectively referred to herein as "Seller") and PWG Capital, LLC. a Delaware limited liability company the ("Purchaser").

                                   RECITALS:

1. The Seller and the Purchaser entered into a Real Estate Sale Agreement (the "Agreement") dated the 9th day of January, 2002.

2.      The Seller and the Purchaser now desire to amend the Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth in this Agreement, and for the other good and valuable consideration, the receipt and legal sufficiency fo which are hereby acknowledged, the parties agree as follows:

1. All terms capitalized herein, shall have the same meanings as provided in the Agreement.

        1. The words "thirty five days after the Effective Date" contained in the fifth line of Section 3(A) of the Agreement shall be deemed deleted and the date "April 5, 2002" shall be substituted therefor.

        2. Except as modified hereby all of terms, covenants and conditions set forth in the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties here to have executed this Amendment as of the date set forth above.

                       ANDERSON SELLER:

                       SHASTA OUTLET CENTER LIMITED PARTNERSHIP, a Delaware limited partnership (doing business in California as Anderson Outlet Center Limited Partnership)

                       By: Prime Retail, L.P., a Delaware limited partnership. its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner


                                  By:  \s\ Glenn D. Reschke               (SEAL)
                                  Name:  GLENN D. RESCHKE
                                  Title:  PRESIDENT, CHIEF EXECUTIVE OFFICER
                                  Date:



                       CALHOUN SELLER:

                        THE PRIME OUTLETS AT CALHOUN LIMITED PARTNERSHIP, a Delaware limited partnership

                        By: Prime Retail, L.P., a Delaware limited partnership, its general partner


                                  By:  \s\ Glenn D. Reschke               (SEAL)
                                  Name:  GLENN D. RESCHKE
                                  Title:  PRESIDENT, CHIEF EXECUTIVE OFFICER
                                  Date:

                       GAFFNEY SELLER:

                       CAROLINA FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Glenn D. Reschke               (SEAL)
                                  Name:  GLENN D. RESCHKE
                                  Title:  PRESIDENT, CHIEF EXECUTIVE OFFICER
                                  Date:



                       LATHAM SELLER:

                       LATHAM FACTORY STORES LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Glenn D. Reschke               (SEAL)
                                  Name:  GLENN D. RESCHKE
                                  Title:  PRESIDENT, CHIEF EXECUTIVE OFFICER
                                  Date:

                       LEE SELLERS:

                       THE PRIME OUTLETS AT LEE LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Glenn D. Reschke               (SEAL)
                                  Name:  GLENN D. RESCHKE
                                  Title:  PRESIDENT, CHIEF EXECUTIVE OFFICER
                                  Date:



                       PRIME LEE DEVELOPEMENT LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Glenn D. Reschke               (SEAL)
                                  Name:  GLENN D. RESCHKE
                                  Title:  PRESIDENT, CHIEF EXECUTIVE OFFICER
                                  Date:

                       LODI SELLER:

                       BUCKEYE FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Glenn D. Reschke               (SEAL)
                                  Name:  GLENN D. RESCHKE
                                  Title:  PRESIDENT, CHIEF EXECUTIVE OFFICER
                                  Date:



                       PURCHASER:

                       PWG CAPITAL, LLC,
                       a Delaware limited liability company

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                                  By:  \s\ David A. Pearson               (SEAL)
                                  Name:  DAVID A. PEARSON
                                  Title:  AUTHORIZED SIGNATORY
                                  Date:   3-27-02